UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 29, 2015

Date of Report (Date of earliest event reported)

                  Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road,  Radnor,  PA 19087

(Address of principal executive offices)  (Zip Code)

(484) 583-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 29, 2015, Lincoln National Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended June  30, 2015, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.  The Company’s statistical supplement for the quarter ended June  30, 2015, is attached as Exhibit 99.2 and is incorporated herein by reference.

The information, including exhibits attached hereto, furnished under this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Press release dated July 29, 2015, announcing Lincoln National Corporation’s financial results for the quarter ended June 30, 2015.
99.2	Lincoln National Corporation Statistical Supplement for the quarter ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Douglas N. Miller
Name:	Douglas N. Miller
Title:	Senior Vice President and
Chief Accounting Officer

Date:  July 29, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated July 29, 2015, announcing Lincoln National Corporation’s financial results for the quarter ended June 30, 2015.
99.2	Lincoln National Corporation Statistical Supplement for the quarter ended June 30, 2015.